UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 7, 2011

Tortoise Capital Resources Corporation
(Exact Name of Registrant as Specified in Its Charter)

Maryland	1-33292	20-3431375
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11550 Ash Street, Suite 300, Leawood, KS	66211
(Address of Principal Executive Offices)	(Zip Code)

(913) 981-1020
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On April 7, 2011, Tortoise Capital Resources Corporation (the “Company”) issued a press release announcing its financial results for the quarter ended February 28, 2011.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, and Exhibit 99.1 to this Current Report on Form 8-K, shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Stockholders of the Company was held on Friday, April 8, 2011.  Stockholders voted on (i) the election of one director, (ii) a proposal to authorize the Company to sell or otherwise issue warrants, rights or options to subscribe for or convertible into shares of common stock and to issue the common stock underlying such warrants, rights or options upon their exercise, (iii) a proposal authorizing the Company’s Board of Directors to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940, and (iv) the ratification of the selection of the Company’s independent registered public accounting firm.

Out of a total of 9,146,500 shares outstanding and entitled to vote, 6,279,394 shares (68.65%) were present at the meeting in person or by proxy.  The final results of voting are as follows:

(1)  The election of one director:

Name of Director	Votes For	Votes Withheld	Broker Non-Votes
Conrad S. Ciccotello	6,034,762	244,632	0

As a result, the nominee was elected to serve as a director for a term of three years and until his successor is duly elected and qualified.  Directors not up for re-election and continuing in office after the Meeting are:  Charles E. Heath, with a term expiring in 2012, and H. Kevin Birzer and John R. Graham, with terms expiring in 2013.

(2)  Proposal to authorize the Company to sell or otherwise issue warrants, rights or options to subscribe for or convertible into shares of common stock and to issue the common stock underlying such warrants, rights or options upon their exercise:

For	Against	Abstained	Broker Non-Votes
4,238,482	763,490	127,995	1,149,427

As a result, the proposal was approved.

(3)  Proposal authorizing the Company’s Board of Directors to withdraw the Company’s election to be regulated as a business development company under the Investment Company Act of 1940:

For	Against	Abstained	Broker Non-Votes
4,447,867	554,353	127,747	1,149,427

As a result, the proposal was approved.

(4)  Ratification of the selection of Ernst & Young LLP as independent registered public accounting firm for fiscal year 2011:

For	Against	Abstained	Broker Non-Votes
6,109,283	54,178	115,933	0

As a result, ratification of the selection of Ernst & Young LLP was approved.

Item 8.01	Other Events.

On April 8, 2011, the Company announced that its stockholders approved a proposal to authorize the withdrawal of the Company’s election to be treated as a business development company under the Investment Company Act of 1940.  A copy of the press release is attached as Exhibit 99.2 to this Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated April 7, 2011

99.2	Press Release dated April 8, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TORTOISE CAPITAL RESOURCES CORPORATION

Dated:  April 11, 2011                                                                               By:  /s/ Terry Matlack
                                     Terry C. Matlack
                                     Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	Press Release dated April 7, 2011
99.2	Press Release dated April 8, 2011